UBS Series Funds

Prospectus Supplement  |  November 1, 2019

Supplement to the Prospectus dated August 28, 2019, as supplemented

Includes:

•	UBS Liquid Assets Government Fund

Dear Investor:

The purpose of this supplement is to update certain information in the prior prospectus supplements dated September 10, 2019 and October 3, 2019, related to certain changes to the eligibility requirements for investing in UBS Liquid Assets Government Fund (the “Fund”). In particular, UBS Financial Services Inc. has determined that November 18, 2019, will be the effective date of these changes. Additional information regarding the changes to the eligibility requirements for investing in the Fund is outlined in the prospectus supplement dated September 10, 2019.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1032